UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2021

SOARING EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40097	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Fifth Avenue

New York, NY 10075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	SRNGU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	SRNG	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	SRNGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 14, 2021, Soaring Eagle Acquisition Corp., a Cayman Islands exempted company limited by shares (“SRNG” or the “Company”), held an extraordinary general meeting of shareholders (the “Special Meeting”). At the Special Meeting, a total of 162,356,351 (75%) of SRNG’s issued and outstanding ordinary shares held of record as of August 10, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. SRNG’s shareholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.

The Business Combination Proposal – To approve and adopt the agreement and plan of merger, dated as of May 11, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among SRNG, SEAC Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of SRNG (“Merger Sub”), and Ginkgo Bioworks, Inc., a Delaware corporation (“Ginkgo”), pursuant to which, among other things, SRNG will be domesticated as a Delaware corporation and, promptly thereafter, Merger Sub will merge with and into Ginkgo, with Ginkgo surviving the merger as a wholly owned subsidiary of SRNG:

Votes For	Votes Against	Abstentions
157,616,275	4,686,874	53,202

2.

The Domestication Proposal – To approve, in accordance with Article 49 of SRNG’s amended and restated articles of association, assuming the Business Combination Proposal is approved and adopted, the transfer of SRNG by way of continuation to Delaware pursuant to Part XII of the Companies Act (Revised) of the Cayman Islands and Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and, immediately upon being de-registered in the Cayman Islands, continuing and domesticating as a corporation incorporated under the laws of the State of Delaware:

Votes For	Votes Against	Abstentions
157,228,876	4,661,182	466,293

3.

The Governing Documents Proposal – To approve and adopt, assuming the Business Combination Proposal and the Domestication Proposal are approved and adopted, the proposed certificate of incorporation of SRNG (the “Proposed Charter”), and the proposed bylaws of SRNG (the “Proposed Bylaws”), which together will replace SRNG’s amended and restated memorandum and articles of association, dated October 22, 2020 (the “Current Charter”), and will become effective upon the completion of the Domestication in connection with the closing of the Business Combination (the “Closing”):

Votes For	Votes Against	Abstentions
157,214,497	4,674,360	467,494

4.

Advisory Governing Documents Proposals – To approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and Proposed Bylaws and the Current Charter, which are being presented in accordance with the requirements of the SEC as six separate sub-proposals:

Advisory Governing Documents Proposal A: Under the Proposed Charter, New Ginkgo will be authorized to issue 16,000,000,000 shares of capital stock, consisting of (i) 15,800,000,000 shares of common stock, including 10,500,000,000 shares of New Ginkgo Class A common stock, par value $0.0001 per share (“New Ginkgo Class A common stock”), 4,500,000,000 shares of New Ginkgo Class B common stock, par value $0.0001 per share (“New Ginkgo Class B common stock”), and 800,000,000 shares of New Ginkgo Class C common stock, par value $0.0001 per share (“New Ginkgo Class C common stock”), and (ii) 200,000,000 shares of preferred stock, par value $0.0001 per share (“New Ginkgo preferred stock”), as opposed to the Current Charter which authorizes SRNG to issue 481,000,000 capital shares, consisting of (i) 480,000,000 ordinary shares, including 400,000,000 SRNG Class A ordinary shares, par value $0.0001 per share, and 80,000,000 SRNG Class B ordinary shares, par value $0.0001 per share, and (ii) 1,000,000 preference shares, par value $0.0001 per share:

Votes For	Votes Against	Abstentions
147,315,919	13,552,069	1,488,363

Advisory Governing Documents Proposal B: Holders of shares of New Ginkgo Class A common stock will be entitled to cast one vote per share of New Ginkgo Class A common stock on each matter properly submitted to New Ginkgo’s stockholders entitled to vote, holders of shares of New Ginkgo Class B common stock will be entitled to cast 10 votes per share of New Ginkgo Class B common stock on each matter properly submitted to New Ginkgo’s stockholders entitled to vote and holders of shares of New Ginkgo Class C common stock will not be entitled to vote, except as otherwise expressly provided in the Proposed Charter or required by applicable law, as opposed to each SRNG Class A ordinary share and SRNG Class B ordinary share being entitled to one vote per share on each matter properly submitted to SRNG’s shareholders entitled to vote:

Votes For	Votes Against	Abstentions
135,792,525	25,080,781	1,483,045

Advisory Governing Documents Proposal C: The number of directors constituting the New Ginkgo board of directors (the “New Ginkgo Board”) shall be fixed from time to time solely by resolution of the New Ginkgo Board and the holders of shares of New Ginkgo Class B common stock shall be entitled to nominate and elect one-quarter of the total number of directors of New Ginkgo (the “Class B Directors”) for so long as the outstanding number of shares of Class B common stock continue to represent at least 2% of the outstanding shares of New Ginkgo’s common stock, and the holders of New Ginkgo Class A common stock and New Ginkgo Class B common stock voting together as a single class shall be entitled to elect the directors of New Ginkgo other than the Class B Directors (the “Common Directors”), as opposed to the appointment of any person to SRNG’s Board of Directors by ordinary resolution of the holders of SRNG Class B ordinary shares:

Votes For	Votes Against	Abstentions
147,436,218	13,445,301	1,474,832

Advisory Governing Documents Proposal D: (i) The number of authorized shares of New Ginkgo Class A common stock, New Ginkgo Class B common stock and New Ginkgo Class C common stock may be increased by the affirmative vote of the holders of shares representing a majority of the voting power of all of the outstanding shares of capital stock of New Ginkgo entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), (ii) the number of authorized shares of New Ginkgo Class A common stock, New Ginkgo Class C common stock or New Ginkgo preferred stock may be decreased (but not below the number of shares thereof then outstanding or, in the case of the New Ginkgo Class A common stock, the number of shares of New Ginkgo Class A common stock reserved for issuance upon the conversion of shares of New Ginkgo Class B common stock) by the affirmative vote of the holders of shares representing a majority of the voting power of all of the outstanding shares of capital stock of New Ginkgo entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and (iii) the number of authorized shares of New Ginkgo Class B common stock may be decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the voting power of all of the outstanding shares of New Ginkgo Class B common stock, as opposed to SRNG requiring an increase in share capital by ordinary resolution:

Votes For	Votes Against	Abstentions
153,904,403	6,957,035	1,494,913

Advisory Governing Documents Proposal E: Authorization of all other changes in the Proposed Charter and the Proposed Bylaws, including (1) adopting Delaware as the exclusive forum for certain stockholder litigation and the federal district courts of the United States as the exclusive forum for certain other stockholder litigation, in each case unless New Ginkgo expressly consents in writing to the selection of an alternative forum, (2) electing not to be governed by Section 203 of the DGCL and (3) removing certain provisions related to SRNG’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination:

Votes For	Votes Against	Abstentions
154,692,466	6,203,962	1,459,923

Advisory Governing Documents Proposal F: Authorization of an amendment to the Proposed Charter in order to change the corporate name of “Soaring Eagle Acquisition Corp.” to “Ginkgo Bioworks Holdings, Inc.” in connection with the consummation of the Business Combination:

Votes For	Votes Against	Abstentions
154,738,039	6,177,629	1,440,683

5.

The Director Election Proposal – For holders of SRNG Class B ordinary shares, to approve, assuming the Business Combination Proposal, the Domestication Proposal and the Governing Documents Proposal are approved and adopted, to elect seven directors to serve on the New Ginkgo Board; provided that as long as the outstanding number of shares of New Ginkgo Class B common stock continue to represent at least 2% of the outstanding shares of New Ginkgo’s common stock, the holders of shares of New Ginkgo Class B common stock shall be entitled to nominate and elect the Class B Directors and the holders of New Ginkgo Class A common stock and New Ginkgo Class B common stock voting together as a single class shall be entitled to elect the Common Directors, each to serve for a term expiring at the 2022 annual meeting of stockholders or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement, or removal:

Votes For	Votes Against	Abstentions
43,125,000	0	0

6.

The Stock Issuance Proposal – To approve, assuming the Business Combination Proposal, the Domestication Proposal, the Governing Documents Proposal and the Director Election Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of the Nasdaq Capital Market (“Nasdaq”), the issuance of (x) shares of New Ginkgo Class A common stock pursuant to the terms of the Merger Agreement and (y) shares of New SRNG (as defined in SRNG’s definitive proxy statement/prospectus relating to the Special Meeting) Class A common stock to certain accredited investors, including an affiliate of the Sponsor (the “PIPE Investors”) in connection with the private placement, plus any additional shares pursuant to subscription agreements we may enter into prior to Closing:

Votes For	Votes Against	Abstentions
157,119,733	4,710,801	525,817

7.

The Incentive Plan Proposal – To approve, assuming the Business Combination Proposal, the Domestication Proposal, the Governing Documents Proposal, the Director Election Proposal and the Stock Issuance Proposal are approved and adopted, the Ginkgo Bioworks Holdings, Inc. 2021 Incentive Award Plan (the “2021 Plan”), including the authorization of the initial share reserve under the 2021 Plan:

Votes For	Votes Against	Abstentions
153,915,810	7,834,138	606,403

8.

The ESPP Proposal – To approve, assuming the Business Combination Proposal, the Domestication Proposal, the Governing Documents Proposal, the Director Election Proposal, the Stock Issuance Proposal and the Incentive Plan Proposal are approved and adopted, the Ginkgo Bioworks Holdings, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP:

Votes For	Votes Against	Abstentions
156,951,630	4,809,427	595,294

9.

The Adjournment Proposal – To approve, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, any of the Business Combination Proposal, the Domestication Proposal, the Governing Documents Proposal, the Director Election Proposal, the Stock Issuance Proposal, the Incentive Plan Proposal and the ESPP Proposal (together the “condition precedent proposals”) would not be duly approved and adopted by SRNG’s shareholders or SRNG determines that one or more of the Closing conditions under the Merger Agreement is not satisfied or waived:

Votes For	Votes Against	Abstentions
155,320,658	6,912,253	123,440

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOARING EAGLE ACQUISITION CORP.

By:	/s/ Eli Baker
Name:	Eli Baker
Title:	Chief Financial Officer

Date: September 14, 2021